SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 16, 2004
(Date of earliest event reported): December 10, 2004

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

0-3576
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 955-2200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signatures
Underwriting Agreement
Articles of Amendment of Restated and Amended Articles of Incorporation
Press Release dated December 10, 2004

Item 3.03. Material Modification to Rights of Security Holders.

     On December 10, 2004, Cousins Properties Incorporated (the “Company”) priced an offering of 4,000,000 shares of its 71/2% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”), par value $1.00 per share. The shares of Series B Preferred Stock have a liquidation value of $25.00 per share and will be redeemable at the option of the Company on or after December 17, 2009. Dividends on the Series B Preferred Stock will be payable quarterly in arrears on February 15, May 15, August 15 and November 15. The first dividend will be payable on February 15, 2005.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, the holders of Series B Preferred Stock are entitled to be paid out on parity with the holders of the Company’s outstanding Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) of the Company’s assets legally available for distribution to its shareholders a liquidation preference of $25.00 per share, plus all accrued and unpaid dividends to the date of payment, before any distribution of assets is made to holders of the Company’s common stock or any other class or series of capital stock that ranks junior to the Series B Preferred Stock and the Series A Preferred Stock as to liquidation rights.

     Holders of the Series B Preferred Stock will not have any voting rights, except as set forth below or as otherwise from time to time as required by law. If the dividends on any Series B Preferred Stock are in arrears for six or more quarterly periods, the holders of Series B Preferred Stock (voting separately as a class with the Company’s outstanding Series A Preferred Stock and all other series of preferred stock, if any, ranking on a parity with the Series B Preferred Stock as to dividends or upon liquidation upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two members of the Company’s board of directors until all dividends accumulated on the Series B Preferred Stock have been fully paid or declared and a sum sufficient for the payment thereof is set aside for payment.

     The above description of the Series B Preferred Stock is qualified in its entirety by reference to the Articles of Amendment attached hereto as Exhibit 4.1, which were filed with the Secretary of State of Georgia on December 15, 2004, the contents of which are incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 15, 2004, the Company filed with the Secretary of State of the State of Georgia Articles of Amendment (the “Articles of Amendment”) to the Company’s Restated and Amended Articles of Incorporation, as amended, establishing certain terms, rights and restrictions of the Series B Preferred Stock. Such terms are summarized in Item 1.01, the contents of which are incorporated into this Item 5.03 by reference. The Articles of Amendment are attached hereto as Exhibit 4.1 and incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

     The Company entered into an Underwriting Agreement with Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters listed therein, with respect to the Series B Preferred Stock on December 10, 2004 (the “Underwriting Agreement”). The net proceeds of approximately $96.5 million from the offering will be used to repay outstanding indebtedness and for general corporate purposes, including to fund ongoing development activities. The closing of the offering is subject to customary conditions and is expected to occur on December 17, 2004.

     Attached as Exhibits 1.1 and 99.1, hereto respectively, and incorporated into this Item 8.01 by reference are copies of: (i) the Underwriting Agreement; and (ii) the Press Release announcing the pricing of the Series B Preferred Stock offering. The information set forth in Items 3.03 and 5.03 are incorporated into this Item 8.01 by reference.

     Certain matters discussed in this Current Report on Form 8-K are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to uncertainties and risks that could cause actual results to differ materially from those contained in any forward-looking statements, including, but not limited to, the following important factors: general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, by and among Cousins Properties Incorporated, Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters listed therein, dated December 10, 2004.

4.1	Articles of Amendment of Restated and Amended Articles of Incorporation of Cousins Properties Incorporated, as filed on December 15, 2004.

99.1	Cousins Properties Incorporated Press Release dated December 10, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004

COUSINS PROPERTIES INCORPORATED
By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

Exhibit No.	Description
1.1	Underwriting Agreement, by and among Cousins Properties Incorporated, Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters listed therein, dated December 10, 2004.

4.1	Articles of Amendment of Restated and Amended Articles of Incorporation of Cousins Properties Incorporated, as filed on December 15, 2004.

99.1	Cousins Properties Incorporated Press Release dated December 10, 2004.